Exhibit 10.36
[DATE]
THE TALBOTS, INC.
2003 EXECUTIVE STOCK BASED INCENTIVE PLAN
RESTRICTED STOCK AGREEMENT
To: [NAME]
     The undersigned acknowledges receipt from The Talbots, Inc. (together with its subsidiaries, the “Company” or “Talbots”) of (i) this Restricted Stock Agreement (the “Agreement”) providing the terms and conditions of a grant of restricted stock made as of [DATE] under the 2003 Executive Stock Based Incentive Plan, as amended (the “Plan”), and (ii) a copy of the Plan.
     The restricted stock grant (the “Award”) is for ___ shares of Common Stock of the Company, $.01 par value (the “Restricted Stock”).
     The amount of $____ (being $.01 per share) in full payment of the purchase price for the Restricted Stock has been paid by the Company on behalf of the undersigned, as additional compensation to the undersigned.
     The undersigned acknowledges that the Award is subject to the execution and delivery of this Restricted Stock Agreement (this “Agreement”).
     In consideration of the Company’s accepting this Agreement and delivering the shares of Restricted Stock provided for herein, the undersigned hereby agrees with the Company as follows:
     1. Restricted Period.
     (a) No Transfer of Shares. During the period of time that any shares of Restricted Stock are unvested as set forth in paragraphs 1(b) below (the “Restricted Period”), such unvested shares shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution or as provided in this Agreement.
     (b) Vesting Period. Except as otherwise provided below, the Restricted Stock subject to this Award shall vest in the following increments and on the following dates:
          [                              ].
     2. Repurchase Option. (a) The Company will have the option to repurchase the Restricted Stock that has not yet vested at a price of $.01 per share, which price may be amended from time to time by the Compensation Committee of the Company (the “Committee”) in its discretion. Such option will be exercisable with respect to such unvested shares of Restricted Stock (i) if the undersigned’s continuous employment for the Company or an Affiliate (as such term is defined in the Plan) shall terminate for any reason, except solely by reason of a period of Related Employment (as such term is defined in the Plan), or except as otherwise provided in paragraph 3 hereof, prior to the expiration of the Restricted Period with respect to such unvested shares of Restricted Stock, (ii) if, on or prior to the expiration of the Restricted Period with respect to such unvested shares of Restricted Stock or the earlier lapse of this repurchase option with respect to such unvested shares of Restricted Stock, the undersigned has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such shares, or (iii) under such other circumstances as determined by the Committee in its discretion.
     (b) Pursuant to the foregoing, and consistent with SEC Rule 10b5-1, the Company is hereby instructed to, and the Company hereby agrees to, withhold as of each vesting date of the Restricted Stock a sufficient number of shares of Restricted Stock so vesting to satisfy all federal, state, local and foreign income, employment and other taxes which the Company determines is required to be withheld in respect of such Restricted Stock then vesting, determined based on the Fair Market Value (as defined below) of such vested shares as of such vesting date. Any shares of Common Stock withheld by the Company in satisfaction of withholding taxes shall be appropriately endorsed for transfer and assignment to the Company, as necessary, and in no event shall a share be issued until full payment therefor has been received by the Company.
     “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows: if the Common Stock are listed on any established stock exchange or traded on any market system, the Fair Market Value of a Common Stock shall be the closing sales price for such stock (or the closing bid if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date in question, as reported by The Wall Street Journal or such other source as the Committee deems reliable. Unless otherwise provided by the Committee, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the date in question, then the Fair Market Value shall be the closing sales price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists; or in the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Committee in good faith and in a manner that complies with Sections 409A and 422 of the Internal Revenue Code (“Code”).
     (c) Any attempt by the undersigned to dispose of any unvested Restricted Stock in contravention of the foregoing repurchase option of the Company under (a) above shall be null and void and without effect. If the Company’s repurchase option under (a) above is not exercised by the Company with respect to any unvested shares of Restricted Stock within one hundred twenty (120) days after the later of (i) the date the undersigned is finally removed from the payroll of the Company or its Affiliates or (ii) any later effective date of employment termination (in each case, as determined by the Committee and to include any period of challenge or appeal by the undersigned), such repurchase option shall terminate and be of no further force or effect.

     3. Potential Cancellation of Repurchase Option.
     If the undersigned has been in continuous employment for the Company or an Affiliate since the date on which the Award was granted, and while in such employment, the undersigned dies, or terminates such employment by reason of disability (as such term is defined in Paragraph 12 of the Plan) or by reason of Retirement (as defined below), and any of such events shall occur prior to the end of the Restricted Period with respect to any unvested Restricted Stock, the Committee may determine to cancel the repurchase option described in paragraph 2(a) hereof and any and all other restrictions on any or all of the unvested Restricted Stock subject to the Award; and such repurchase option shall become exercisable at such time as to any remaining unvested Restricted Stock. If and to the extent such repurchase option is so canceled as to any such shares of Restricted Stock, such shares shall no longer be subject to the restrictions hereunder and shall be deemed vested. For purposes of this paragraph 3, “Retirement” shall mean termination or separation from employment with the Company or an Affiliate on or after (i) attaining age 65 and having completed at least five (5) Years of Service (as defined under The Talbots, Inc. Pension Plan, whether or not you are a participant in The Talbots, Inc. Pension Plan) or (ii) attaining age 55 and having completed at least ten (10) Years of Service.
     4. Issuance and Repurchase of Restricted Stock.
     Each certificate for Restricted Stock issued pursuant to this Award shall be deposited by the undersigned with the Company, together with a stock power endorsed in blank, or shall be evidenced in such other manner permitted by applicable law (including in uncertificated form) as determined by the Committee in its discretion. If the Company chooses to exercise its option to repurchase unvested Restricted Stock as described in paragraph 2(a) hereof, title to such shares shall be deemed transferred to the Company without further action by the undersigned. Contemporaneously with such transfer of title to such shares to the Company, the Company shall pay to the undersigned, or in the event of the undersigned’s death, his or her personal representative, as the case may be, the $0.01 per share purchase price for such shares of repurchased Restricted Stock.
     5. Certificates.
     (a) The undersigned acknowledges that any certificates evidencing shares of Restricted Stock of the Company issued pursuant to this Award and this Agreement shall bear a restrictive legend as follows:
“THE SHARES EVIDENCED BY THIS CERTIFICATE ARE PARTLY PAID AND ARE SUBJECT TO (i) RESTRICTIONS ON TRANSFER AND (ii) A REPURCHASE OPTION OF THE TALBOTS, INC. UNDER CERTAIN CIRCUMSTANCES, PURSUANT TO THE PROVISIONS OF THE TALBOTS, INC. 2003 EXECUTIVE STOCK BASED INCENTIVE PLAN, AS AMENDED, AND A RESTRICTED STOCK AGREEMENT DATED AS OF [DATE] BY AND BETWEEN [NAME] AND THE TALBOTS, INC. THE PLAN AND THE AGREEMENT ARE AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICES OF THE TALBOTS, INC.”

     (b) The undersigned acknowledges that any certificate evidencing the shares of Restricted Stock delivered pursuant to this Agreement may be issued in several denominations. The date appearing immediately below the legend on each stock certificate will be the date on which shares represented by such certificate are scheduled to become free of the restrictions as set forth in paragraph 1(b) above, subject to all of the other terms and conditions of this Agreement.
     6. Restriction.
     The undersigned understands that the Company has filed with the Securities and Exchange Commission a Form S-8 registration statement under the Securities Act of 1933 with respect to the Plan and the shares of Common Stock covered by this Agreement. The Company will endeavor to keep such registration statement effective at all times that this Agreement is outstanding. The Company, however, shall not be required to issue or deliver a certificate for any shares, or cause to be made any book entry for uncertificated shares, until it has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, any stock exchange on which the Company’s Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on such stock exchange. The undersigned understands that once shares have become free of restrictions, new certificates will be issued by the Company’s transfer agent not containing the legend provided for in paragraph 5 hereof (unless such shares shall be uncertificated), and that the undersigned will be free to sell these shares of Common Stock, subject to applicable requirements of federal and state securities laws and the requirements of this Agreement. The undersigned agrees that any such sales will be effected by means of a broker’s transaction.
     7. Rights with Respect to Shares.
     The undersigned shall have, after issuance of the Restricted Stock pursuant to this Award and prior to the expiration of any Restricted Period (or the earlier repurchase of unvested shares of Restricted Stock by the Company), the right to vote the same and to receive dividends or other distributions made or paid with respect to such Restricted Stock, subject, however, to the options, restrictions and limitations imposed thereon pursuant to this Agreement and the Plan.
     8. Subject to Terms of the Plan.
     This Agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Committee shall be final and conclusive except as expressly set forth in this Agreement.
     9. Trading Black Out Periods.
     By entering into this Agreement the undersigned expressly agrees that: (i) during all periods of employment of the undersigned with the Company or its Affiliates, or while the undersigned is otherwise maintained on the payroll of the Company or its Affiliates, the undersigned shall abide by all trading “black out” periods with respect to purchases or sales of the Company’s stock or exercises of stock options for the Company’s stock established from time to time by the Company (“Trading Black

Out Periods”) and (ii) upon any cessation or termination of employment with the Company or its Affiliates for any reason, the undersigned agrees that for a period of six (6) months following the effective date of any termination of employment or, if later, for a period of six (6) months following the date as of which the undersigned is no longer on the payroll of the Company or its Affiliates, the undersigned shall continue to abide by all such Trading Black Out Periods established from time to time by the Company; provided that in no event shall the undersigned be prohibited from making a purchase or sale of the Company’s stock or exercising stock options for the Company’s stock under this paragraph 9 if such sale, purchase or exercise is made pursuant to a written plan for trading securities within the meaning of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (a “10b5-1 Trading Plan”), and such 10b5-1 Trading Plan is consistent with the Company’s insider trading policy and has been approved by the Company.
     10. Change in Control.
     All restrictions on any then outstanding Restricted Stock, as well as the Company’s repurchase option under paragraph 2(a) above, shall lapse upon a Change in Control Event (as such term is defined in the Plan).

Sincerely yours, THE TALBOTS, INC.
By: [NAME]

Agreed to and accepted:

[NAME] Date: